Exhibit 10.2

VOTING TRUST AGREEMENT

VOTING TRUST AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms and conditions hereof, this “Trust Agreement”), dated as of July 9, 2020, by and among the United States Department of the Treasury (the “Stockholder”), YRC Worldwide Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon, not in its individual capacity, but solely as trustee under the Voting Trust created hereunder (in such capacity, the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Stockholder and the Company are parties to that certain Share Issuance Agreement dated as of June 30, 2020 (the “Purchase Agreement”), pursuant to which, among other things, on the date so issued (the “Closing Date”), the Company shall issue in book entry form, registered in the name of the trustee of a voting trust to be established for the benefit of the Stockholder a number of shares of common stock of the Company, par value $0.01 per share

(“Common Stock”) equal to 42% of the Company’s Common Stock outstanding immediately prior to such issuance, including any shares of Common Stock issuable upon conversion, exchange or exercise of any outstanding security or options, convertible, exchangeable or exercisable into shares of Common Stock (“fully diluted Common Stock outstanding”) and 29.6% of fully diluted Common Stock outstanding on a pro forma basis reflecting such issuance;

WHEREAS, the terms of the Purchase Agreement require that (i) the shares of Common Stock issued to the Stockholder be deposited in a voting trust, (ii) the shares of Common Stock held by the voting trust be voted by the Trustee in proportion to the vote of certain stockholders of the Company and (iii) the shares of Common Stock be subject to certain transfer restrictions; and

WHEREAS, the Trustee is willing to act as voting trustee pursuant to the terms of this Trust Agreement.

NOW THEREFORE, the parties hereto agree as follows:

1.Creation of Trust – The Stockholder and the Company hereby appoint The Bank of New York Mellon as Trustee hereunder, and the Trustee hereby accepts said appointment and agrees to act as Trustee under this Trust Agreement as provided herein. Subject to the terms and conditions of this Trust Agreement, a voting trust (“Voting Trust”) is hereby created and established under this Trust Agreement for the purpose of meeting the requirements of Section 218 of the Delaware General Corporation Law. Upon the execution of this Trust Agreement by the parties hereto, the Company shall file a copy of this Trust Agreement in the Company’s registered office in the State of Delaware, which copy shall be open to the inspection of any stockholder of the Company or any holder of a beneficial interest in this Voting Trust, in person or by agent or attorney, daily during business hours, as provided in Section 218 of the Delaware General Corporation Law.

2.Trust Is Irrevocable – This Trust Agreement during the term of the trust shall be irrevocable by the Stockholder and the Company and their Affiliates and shall terminate only in accordance with, and to the extent of, the provisions of Paragraph 7 hereof.

3.	Deposit of Shares –

(a)Pursuant to the Purchase Agreement, 15,943,753 shares of Common Stock shall be delivered in book entry form to the Trustee and shall be registered in the name of the Trustee on the stockholder register of the Company with a notation that such shares are held by the Trustee subject to a Voting Trust for the benefit of the Stockholder. Accordingly, upon execution and delivery of this Trust Agreement by the parties hereto and after the filing of a copy of this Trust Agreement in the Company’s registered office in the State of Delaware as required by Section 1.1 hereof, the Company shall issue to the Trustee, as trustee of this Voting Trust, 15,943,753 shares of Common Stock (the “Shares”). For the avoidance of doubt, in no event whatsoever shall the Trustee be responsible for determining anything about the nature of shares deposited with it or compliance by the Stockholder and the Company with the terms of the Purchase Agreement or any other agreement between the Stockholder and the Company (excluding, for the avoidance of doubt, this Trust Agreement).

(b)The Shares shall be uncertificated, in book-entry form. If the Shares are certificated, each new certificate for Shares issued to the Trustee shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JULY 9, 2020 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AMONG OTHER ITEMS, ARE SUBJECT TO A VOTING TRUST AGREEMENT DATED AS OF JULY 9, 2020 AMONG THE ISSUER OF SUCH

SECURITIES (THE “COMPANY”), THE UNITED STATES DEPARTMENT OF THE TREASURY AND THE BANK OF NEW YORK MELLON, AS TRUSTEE, AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY. THESE SECURITIES MAY BE NOT TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE VOTING TRUST AGREEMENT, A COPY OF WHICH IS ON FILE IN THE COMPANY’S REGISTERED OFFICE IN THE STATE OF DELAWARE, AND THE COMPANY’S CERTIFICATE OF INCORPORATION. A COPY OF SUCH VOTING TRUST AGREEMENT OR SUCH CERTIFICATE OF INCORPORATION WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

(c)

To the extent that any certificated Shares delivered to the Trustee are not registered in the name of the Trustee, the Trustee shall present to the Company all certificates representing Shares not registered in the name of the Trustee, or its nominee, as trustee under this Trust Agreement, for surrender and cancellation and for the issuance and delivery to the Trustee of new certificates registered in the name of the Trustee, or its nominee, as Trustee under this Trust Agreement.

4.Voting of Shares – The Company shall give the Trustee at least 10 Business Days prior notice of each annual and special meeting of stockholders of the Company. The Company shall deliver a proxy card (the “Company Proxy Card”) at least 10 Business Days prior to each such meeting (it being understood that the Company may subsequently file or provide supplemental proxy materials), it being understood that such proxy card will be substantially the same as the Company Proxy Card sent to each other stockholder of the Company in connection with such meeting, except that, in lieu of the ability to vote for, against or abstain with respect to any matter to be voted on by stockholders, it will provide that all shares represented by such proxy card shall be voted by the proxy named therein, which proxy shall be designated by the Company, with respect to all matters to come before stockholders at such meeting in the same proportion as all other shares are voted (other than any shares voted by or at the direction of any beneficial owner of more than 10% of the Common Stock). It is understood and agreed that the proxy named in the Company Proxy Card shall be exclusively responsible for determining such proportion and ensuring that all shares represented by such proxy card are voted accordingly, and in no event shall the Trustee be required to make any such determination. The Company and the Stockholder hereby instruct the Trustee to be present, in person or represented by proxy, at all such annual and special meetings of stockholders of the Company for which the Trustee has received notice in accordance with the terms of this Trust Agreement so that all Shares may be counted for the purposes of determining the presence of a quorum at such meetings. The Stockholder and the Company agree, and the Trustee acknowledges, that the Trustee shall not participate in or interfere with the management of the Company and shall take no other actions (including, for the avoidance of doubt, calling, encouraging or soliciting the calling of or otherwise participating in calling special meetings or acting by written consent) with respect to the Company except in accordance with the terms hereof. The Trustee shall vote all Shares with respect to all matters, including, without limitation, the election of directors, that the Company submits to its stockholders for a vote by properly executing and delivering the Company Proxy Card pursuant to the instructions set forth therein.

5.Transfers of Shares – The Trustee may sell, pledge, encumber or otherwise transfer or agree to transfer (a “Transfer”) the Shares only as and when directed by the Stockholder and, following receipt of written instructions from the Stockholder, shall Transfer the Shares as so directed; provided, however, (a) the Trustee may not Transfer any Shares to any person prior to the one year anniversary of the date hereof, except (i) with the Company’s prior written consent (not to be unreasonably withheld, conditioned or delayed), (ii) in connection with a transaction previously approved by the Company’s stockholders or (iii) to  any U.S. federal governmental authority that agrees, as a condition to the effectiveness of such Transfer, to be bound by all of the terms and conditions of this Trust Agreement, and in each case in compliance with the conditions set forth in Section 5(b) and 5(c); (b) after the one year anniversary of the date hereof, the Trustee may not Transfer any Shares to any person except: (i) to any person that, following such Transfer, would beneficially own Shares equaling no more than 19.99% of the shares of Common Stock; provided, however, that any amount of Shares may be transferred to one or more securities intermediaries in furtherance of an underwritten public offering or other distribution of the Shares in which the securities intermediaries agree not to resell the Shares to any person that, following the sale, would be the beneficial owner of more than 19.99% of the shares of Common Stock; (ii) to any person as previously approved by the Company’s stockholders; (iii) to any U.S. federal governmental authority that agrees, as a condition to the effectiveness of such Transfer, to be bound by all of the terms and conditions of this Trust Agreement; and (c) in all cases, transfer of Shares may only be effected by delivery to the Trustee of a written instruction from the Stockholder, countersigned by the transferee, and, at the Trustee’s request, an Official Certificate of the Stockholder, in each case delivered to the Trustee and stating that such transfer is permissible under this Trust Agreement and applicable securities laws. The written instruction of the Stockholder shall be determinative as to all matters of fact, including the beneficial ownership of the Shares following the Transfer, and the Stockholder and counsel of Stockholder shall be entitled to rely without investigation on the written representations of transferees and securities intermediaries with respect thereon. The Trustee shall be entitled to conclusively rely without investigation on written instructions of the Stockholder and any opinion of Stockholder’s counsel and any other written notice, document, instruction or request delivered by the Stockholder or the Company believed by it to be genuine and to have been signed by an Authorized Representative(s) of the Stockholder or the Company, as applicable, without inquiry and without requiring substantiating evidence of any kind and the Trustee shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. It is understood and agreed that the Trustee shall not be responsible for determining the conditions to transfer of any Shares hereunder. Upon completion of any permitted Transfer set forth in this Section 5, the Shares so transferred will no longer be subject to this Trust Agreement, except for any Shares transferred to a United States federal governmental authority pursuant to Section 5(a)(iii) or

Section 5(b)(iii). Except as provided above, the Trustee shall not Transfer any Share and any transfer of Shares in violation of the foregoing shall be null and void. The Trustee shall promptly execute each Transfer duly requested by the Stockholder; provided the Trustee has received the written instruction and, if requested, the Official Certificate referred to above; and provided further that the Trustee shall in no event be required to receive any consideration for such Transfer of Shares, which consideration shall be paid directly to the Stockholder or its designee.

6.Dividends and Distributions; Subscription Rights Reorganizations and Recapitalizations –

(a)

The Trustee shall, promptly after receipt thereof, pay over to the Stockholder pursuant to the funds transfer instructions provided by an Authorized Representative of the Stockholder to the Trustee each cash dividend or cash distribution or distribution of property or securities of other issuers or securities issued by the Company having no conditional or unconditional voting rights on any matter (“Non-Voting Distribution”), as may be declared and paid upon the Shares; provided, however, that any distribution of shares of Common Stock or other securities convertible, exchangeable or exercisable into shares of Common Stock or any other security having conditional or unconditional right to vote on any matter (“Voting Distribution”) shall be retained by the Trustee for the benefit of the Stockholder on the same terms and conditions as the Shares initially deposited under this Trust Agreement; provided further, that the Stockholder shall have the right to direct the Trustee to convert, exchange or exercise such securities into shares of Common Stock, so long as the shares issued upon such conversion, exchange or exercise are retained by the Trustee for the benefit of the Stockholder on the same terms as the Shares initially deposited under this Trust Agreement and the Stockholder delivers to the Trustee prior to such conversion, exchange or exercise, any consideration required to be paid in connection therewith.

(b)

Prior to the payment or distribution of any Voting Distribution or Non-Voting Distribution, the Company shall deliver a written notice to the Trustee designating such payment or distribution as a Voting Distribution or a Non-Voting Distribution. The Trustee may conclusively rely on any such designation. For the avoidance of doubt, in no event whatsoever shall the Trustee be responsible for determining anything about the nature of the dividends or distributions actually received by it, including but not limited to whether such are Voting Distributions or Non-Voting Distributions.

(c)

In case any stock or other securities of the Company are offered for subscription to the holders of capital stock of the Company deposited hereunder, through options, rights or otherwise, the Company shall furnish a copy of the offering document that the Company prepared in connection with such offering to the Trustee and the Stockholder. Upon receipt by the Trustee, at least five Business Days prior to the last day fixed by the Company for subscription and payment, of a request from the Stockholder to subscribe on its behalf, the Trustee shall notify the Company which shall effect such subscription with the Stockholder or its designee (who shall, if such securities have conditional or unconditional rights to vote on any matter, deposit the securities received thereof hereunder in accordance with the provisions hereof). It is understood that all payments to the Company for such subscriptions shall be made directly from the Stockholder or its designees to the Company. It is further understood that the sole responsibility of the Trustee in connection with any such subscriptions shall be to transmit the notice (prepared by the Company) that the Trustee receives from the Company to the Stockholder, to transmit to the Company any written request from the Stockholder wishing to subscribe and to accept the deposit of any such purchased securities that have conditional or unconditional rights to vote on any matter in accordance with the provisions hereof.

(d)

In the event that the Company is merged into or consolidated with another corporation, divided into two or more resulting entities, or all or substantially all of the assets of the Company are transferred to another corporation pursuant to a plan requiring the Company’s assets to be distributed in liquidation, or all the shares of the Company are to be exchanged in connection with a reorganization or recapitalization of the Company, then in connection with such transaction or series of transactions, the term “Company” for all purposes of this Trust Agreement shall be taken to include any successor entity, and the Trustee shall receive and hold under this Trust Agreement any stock of, or other interests in, such successor entity received on account of the ownership, as Trustee hereunder, of the Shares prior to such merger, consolidation, division, transfer, reorganization or recapitalization.

(e)

In case any reorganization or recapitalization affecting Shares shall have been duly authorized, the Company shall notify the Trustee and the Stockholder of such event and the Trustee, at the written direction of the Stockholder, shall surrender Shares held by the Trustee hereunder, pro rata on behalf of the Stockholder, as may be required under the terms pursuant to which such reorganization or recapitalization is to be effected, and the Trustee shall receive and hold any and all other securities of the Company or successor thereto issued in exchange for such surrendered Shares.

7.Termination of Trust – This Trust Agreement shall terminate (and the Voting Trust created hereby shall cease and come to an end) on the date that all Shares are Transferred to any person other than (i) Treasury or (ii) another U.S. federal governmental authority.

8.Compensation of the Trustee – The Company agrees to pay to the Trustee the fees for all services rendered by it hereunder agreed upon by the Company and the Trustee from time to time in or pursuant to any fee letter the Company and the Trustee have negotiated and agreed on in good faith with respect to the services provided as Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, subject to any limitations in any such written agreement, to reimburse the Trustee upon its request for all reasonable and documented expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Trust Agreement (including reasonable compensation and reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct. The provisions of this Paragraph 8 shall survive the termination of this Trust Agreement.

9.Concerning the Responsibilities and Indemnification of the Trustee – The Trustee may act through attorneys or agents and shall not be answerable for the default, negligence or misconduct of any agent or attorney appointed by it in pursuance hereof if such agent or attorney has been selected with reasonable care and such default, negligence or misconduct is not attributable to the Trustee. The Trustee shall not be responsible for the sufficiency or the accuracy of the form, execution, validity or genuineness of the Shares, or of any documents relating thereto, or for any lack of endorsement thereon, or for any description therein, nor shall the Trustee be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such Shares or document or endorsement or this Trust Agreement, except for the execution and delivery of this Trust Agreement by the Trustee and any other document, instrument or endorsement required to be executed or delivered by the Trustee pursuant to this Trust Agreement except to the extent the Trustee’s gross negligence or willful misconduct. Except as otherwise explicitly provided herein, the Company shall indemnify and save harmless the Trustee, its affiliates and their respective successors, assigns, directors, agents and employees

(“Indemnitees”) from any loss, cost or expense of any kind or character whatsoever (including taxes other than taxes based upon, measured by or determined by the income of the Trustee) incurred or suffered by an Indemnitee as a result of the execution of or administration of this Trust Agreement, or the Company’s failure to perform any of its obligations under this Trust Agreement (i) in connection with the Voting Trust created hereby and the Trustee’s performance of this Trust Agreement or (ii) resulting from Transfers of Shares in compliance with this Trust Agreement or the violation by the Company of applicable securities laws, except those losses, costs or expenses, if any, arising out of the gross negligence or willful misconduct of such Indemnitee, and will at all times undertake, assume full responsibility for, and pay all costs and expenses of any suit or litigation of any character with respect to the Shares or this Trust Agreement thereto except those, if any, arising out of the gross negligence or willful misconduct of such Indemnitee, and if an Indemnitee shall be made a party thereto, the Company will pay all costs and expenses, including reasonable counsel fees, to which such Indemnitee may be subject by reason thereof; provided that the Company shall not be responsible for the cost and expense of any suit or litigation that any Indemnitee shall settle without first obtaining the Company’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed). The Trustee may consult with counsel and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted to be taken by the Trustee hereunder in reliance on such opinion, except for settlement of a suit or litigation without the Company’s consent as provided in this Paragraph 9. The provisions of this Paragraph 9 shall survive the termination of this Trust Agreement or the resignation or removal of the Trustee.

10.	Security Procedures.

(a)

Any instructions to the Trustee pursuant to this Trust Agreement must be in writing and executed by the applicable party as evidenced by the signatures of the  person or persons signing this Trust Agreement or one of the designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedules 1-A and 1-B (each an “Authorized Representative”), and delivered to the Trustee only as a Portable Document Format (“PDF”) attached to an email only at the email address set forth in Section

17.No such instruction shall be deemed delivered and effective unless the Trustee actually shall have received it by facsimile or as a PDF attached to an email only at the email address set forth in Section 17. The Trustee shall not be liable to the Company, the Stockholder or other person for refraining from acting upon any instruction if delivered to any other email address, including but not limited to a valid email address of any employee of the Trustee, unless such delivery was pursuant to the Trustee’s instruction. Notwithstanding anything to the contrary, the Company and the Stockholder acknowledge and agree that the Trustee (i) shall have no obligation to take any action in connection with this Trust Agreement on a non- Business Day and any action the Trustee may otherwise be required to perform on a non- Business Day may be performed by the Trustee on the following Business Day and (ii) may comply with any instructions given hereunder until the Trustee has completed its security procedures, provided that the Trustee hereby agrees to complete such security procedures as promptly as practicable.

(b)

If any instructions are set forth in a permitted instruction in accordance with this Trust Agreement, the Trustee may confirm such instructions by a telephone call- back or email confirmation to an Authorized Representative of the applicable party.

(c)

The persons designated as Authorized Representatives and telephone numbers for same may be changed only in a writing executed by an Authorized Representative or other duly authorized person of the applicable party setting forth such changes and actually received by the Trustee via facsimile or as a PDF attached to an email. The Trustee may confirm any such change in Authorized Representatives by a telephone call- back or email confirmation according to its security procedures.

(d)

The Trustee and other financial institutions, including any intermediary bank and the beneficiary's bank, may rely upon the identifying number of the beneficiary, the beneficiary’s bank or any intermediary bank included in a funds transfer instruction, even if it identifies a person different from the beneficiary, the beneficiary’s bank or intermediary bank identified by name.

(e)	The Company and the Stockholder acknowledge that the security procedures set forth in this Section are commercially reasonable.

11.Trustee to Give Statement to Stockholder. To the extent requested to do so by the Stockholder, the Trustee shall furnish to the Stockholder a statement setting forward the number of Shares then deposited with the Trustee pursuant to this Trust Agreement.

12.Resignation, Succession, Disqualification of Trustee – The Trustee, or any trustee hereafter appointed, may at any time resign by giving 60 days’ written notice of resignation to the Stockholder and the Company. The Stockholder shall, at least 15 days prior to the effective date of such notice, appoint a successor trustee which shall (i) be reasonably acceptable to the Company and (ii) be a corporation or other entity organized and doing business under the laws of the United States or of any State thereof and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least

$50,000,000 and subject to supervision or examination by federal or state authority. If no successor trustee shall have been appointed and shall have accepted such appointment at least 15 days prior to the effective date of such notice of resignation, the resigning Trustee may petition any competent authority or court of competent jurisdiction (at the expense of the Stockholder) for the appointment of a successor trustee. Upon written assumption by the successor trustee of the Trustee’s powers and duties hereunder, a copy of the instrument of assumption shall be delivered by the Trustee to the Stockholder and the Company shall be notified of its assumption, whereupon the Trustee shall be discharged of the powers and duties of the Trustee hereunder and the successor trustee shall become vested with such powers and duties and the term “Trustee” as used herein shall mean such successor trustee. In the event of any material violation by the Trustee of the terms and conditions of this Trust Agreement, the Trustee shall become disqualified from acting as trustee hereunder as soon as a successor trustee shall have been selected by the Stockholder in the manner provided by this paragraph.

13.Amendment – This Trust Agreement may from time to time be modified or amended by agreement executed by the Trustee, the Stockholder and the Company.

14.Governing Law; Jurisdiction – This Trust Agreement shall be governed by and construed in accordance with federal law. Insofar as there may be no applicable federal law, this Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules (whether of the State of New York or any other jurisdiction). The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Trust Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the District of Columbia or the United States Court of Federal Claims, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 17 shall be deemed effective service of process on such party.

15.	Successors and Assigns; Company Consent; Filing of Agreement; Assignment –

(a)	This Trust Agreement shall not be assignable by any party without the prior written consent of the other parties; provided, however, that this Trust Agreement shall be binding upon the successors and assigns to the parties hereto, including without limitation successors to the Company, Trustee or Stockholder, as applicable, by merger, consolidation or otherwise.

(b)

Copies of this Trust Agreement, and each modification or amendment hereof, shall be filed by the Company in the principal office of the Company and shall be open for inspection by any stockholder of the Company, daily during business hours upon reasonable prior notice.

16.Counterparts – This Trust Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile or other electronic counterpart signatures to this Trust Agreement shall be acceptable and binding.

17.Notices – Except as set forth in Section 10, any notice provided for in this Trust Agreement shall be in writing and shall be either personally delivered, sent by electronic mail, or sent by reputable overnight courier service (charges prepaid) to the addresses set forth below, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder if (i) delivered personally, when delivered at the address specified in this Section 17, (ii) sent by electronic mail, on the first Business Day after when such electronic mail is sent to the e-mail address specified in this Section 17, or (iii) sent by reputable overnight courier service, one day after deposit with such service.

if to the Stockholder, to

United States Department of the Treasury 1500 Pennsylvania Ave., NW, Washington, D.C. 20220

Attention: Eric Froman

Assistant General Counsel (Banking & Finance) e-mail: Eric.Froman@treasury.gov with a copy to (which shall not constitute notice): Davis Polk & Wardwell LLP

450 Lexington Avenue New York, NY 10017

Attention: Nicholas Kronfeld

YRC Worldwide Inc.

10990 Roe Avenue

Overland Park, Kansas 66211 Attention: Jamie Pierson

Email: Jamie.Pierson@yrcw.com

e-mail: nicholas.kronfeld@davispolk.com if to the Company, to with a copy to (which shall not constitute notice): Sullivan & Cromwell LLP

125 Broad Street New York, NY 10004

Attention: H. Rodgin Cohen

Melissa Sawyer

e-mail: Cohenr@sullcrom.com Sawyerm@sullcrom.com

if to the Trustee, to

The Bank of New York Mellon 240 Greenwich Street 7th Floor New York, NY 10286

Attention: Joanna Shapiro, Managing Director Tel. No.: (212) 815-4949

Email: Joanna.g.shapiro@bnymellon.com with a copy to UST.Cares.Program@bnymellon.com

With a copy to (which shall not constitute notice): Hogan Lovells US LLP

390 Madison Avenue New York, NY 10017 Attention: Robert Ripin

Email: robert.ripin@hoganlovells.com

The Company shall send to the Stockholder a copy of all notices, announcements, proxies and other communications furnished by it to the Trustee.

18.Remedies – The parties hereto shall be entitled to enforce their rights under this Trust Agreement specifically, to recover damages by reason of any breach of any provision of this Trust Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Trust Agreement and that any party hereto may in its/his sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Trust Agreement.

19.Entire Agreement – This Trust Agreement, together with the other agreements and documents referred to herein, constitutes the entire agreement, and supersedes all prior and contemporaneous agreements and understandings, oral and written, among the parties with respect to the subject matter hereof.

20.	Additional Rights of Trustee –

(a)

The duties, responsibilities and obligations of the Trustee shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Trustee shall not be subject to, nor required to comply with, any other agreement between or among any of the Stockholder or the Company, or to which any of the Stockholder or the Company is a party, even though reference thereto may be made herein, including, but not limited to the Purchase Agreement. The Trustee shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

(b)

If at any time the Trustee is served with any governmental, judicial or administrative order, judgment, decree, writ or other form of governmental, judicial or administrative process which in any way affects the Voting Trust (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays) or relating to the transfer of any Shares, the Trustee is authorized to comply therewith in any manner as it or legal counsel of its own choosing deems appropriate; and if the Trustee complies with any such governmental, judicial or administrative order, judgment, decree, writ or other form of governmental, judicial or administrative process, the Trustee shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified, vacated or otherwise determined to have been without legal force or effect.

(c)

The Trustee shall not be liable for any action taken or failed to be taken, or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder, except to the extent of gross negligence or willful misconduct on its part. In no event shall the Trustee be liable for (i) acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Stockholder or any person authorized hereunder to instruct the Trustee, or (ii) any consequential, incidental, indirect, punitive or special damages, or lost profits or loss of business, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(d)	The Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee hereunder.

(e)

The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties hereunder.

(f)

The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document. Delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of the foregoing will not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein. The Trustee shall not be expected to act with discretion, but rather to act at the instruction of the Stockholder and/or the Company any of which the Trustee may conclusively rely upon and be fully protected in so relying. The Trustee shall not be liable for any errors of judgment made in good faith, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

(g)

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces reasonably beyond its control, including, without limitation, strikes, work stoppages, accidents, epidemics, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes, acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(h)

In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Trustee hereunder, the Trustee may, in its sole discretion and upon notice to the person providing such notice, instruction or other communication, refrain from taking any action other than retaining possession of the Shares, unless the Trustee receives written instructions, signed by the Stockholder and the Company, which eliminates such ambiguity or uncertainty.

(i)

In the event of any dispute between or conflicting claims with respect to the Shares, the Trustee shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions as long as such dispute or conflict shall continue, and the Trustee shall not be or become liable in any way to any person for failure or refusal to comply with such conflicting claims, demands or instructions. The Trustee shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Trustee or (ii) the Trustee shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting.

(j)

The Company shall pay or reimburse the Trustee upon request for any transfer or similar taxes (but, for the avoidance of doubt, in no event for taxes based upon, measured by or determined by the income of the Trustee) incurred in connection with transfer of the Shares or other securities held by the Trustee on behalf of the Stockholder.

(k)

The Trustee hereby notifies the Company and the Stockholder that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Company and the Stockholder, which information includes the name and address of the Company and the Stockholder and other information that will allow the Trustee to identify the Company and the Stockholder, in accordance with the USA PATRIOT Act.

21.Taxes. The Company, the Stockholder and the Trustee agree to take the position that the Stockholder is an “exempt recipient” for U.S. federal income tax purposes and shall not be required to provide any documentation to establish exemption from withholding for U.S. federal income tax purposes.

22.Certificate. Upon any request or application by the Stockholder to the Trustee to take any action under this Trust Agreement, the Trustee shall be entitled, upon request, to receive from the Stockholder an official’s certificate (“Official Certificate”) signed by an official of the Stockholder, as applicable, that is a Deputy Assistant Secretary or more senior official to the effect that all conditions precedent and covenants relating to the Stockholder, respectively, if any, provided for in this Trust Agreement relating to the proposed action have been satisfied, and the action complies with this Trust Agreement

23.Waiver of Jury Trial – EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24.Definitions – The following terms, as used herein, have the following meanings: “Affiliate” means, with respect to any person at any time, any other person directly or indirectly controlling, controlled by, or under common control with, such person as of such time; provided that neither the Company nor its subsidiaries shall be deemed to be an Affiliate of the Stockholder prior to the consummation of an acquisition of the Company by the Stockholder.

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Trustee located at the notice address set forth in Section 17 is authorized or required by law or executive order to remain closed.

“USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed all as of the day and year first above written.

United States Department of the Treasury
By:	Brent J. McIntosh
	Name:	Brent J. McIntosh
	Title:	Undersecretary for International Affairs United States Department of the Treasury

(Signature Page to Voting Trust Agreement]

YRC Worldwide Inc.

By:   /s/ Jamie G. Pierson

Name: Title:

Jamie G. Pierson

Chief Financial Officer

[Signature Page to Voting Trust Agreement]

The Bank of New York Mellon, as Trustee
By:	s/ Bret S. Derman
	Name:	Bret S. Derman
	Title:	Vice President

Schedule 1-A

UNITED STATES DEPARTMENT OF THE TREASURY

DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of United States Department of the Treasury (“Stockholder”), does hereby certify:

1.That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Voting Trust Agreement, dated July__, 2020, by and among the Stockholder, the Company and the Trustee (the “Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof.  Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Agreement.  Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, or (b) the information set forth below changes and is not updated by Stockholder such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation.   Stockholder acknowledges that pursuant to this Schedule, the Trustee is offering an option for callback or email confirmation to a different Authorized Representative, and if Stockholder nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Stockholder agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

[Insert names and contact information of individuals who can be readily available to provide instructions and/or confirm disbursements on the telephone, as needed.]

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS
_____________________________	_____________________________	_____________________________ (cell)_________________________ (email)_______________________
_____________________________	_____________________________	_____________________________ (cell)_________________________ (email)_______________________
_____________________________	_____________________________	_____________________________ (cell)_________________________ (email)_______________________

2.	Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.

This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4.

That pursuant to Stockholder’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Stockholder, and that the undersigned has so executed this Designation this _____ day of July, 2020.

Signature: _____________________________
Name: _____________________________
Title: _____________________________

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-A

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email,  must include the signature (or electronic signature subject to the conditions set forth in the Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such party.

Schedule 1-B

YRC WORLDWIDE INC.

DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of YRC Worldwide Inc. (“Company”), does hereby certify:

1.

That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Voting Trust Agreement, dated ________________, 20__, by and among the Stockholder, the Company and the Trustee (the “Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof.  Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Agreement.  Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, or (b) the information set forth below changes and is not updated by the Company such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation.   The Company acknowledges that pursuant to this Schedule, the Trustee is offering an option for callback or email confirmation to a different Authorized Representative, and if the Company nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, the Company agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

[Insert names and contact information of individuals who can be readily available to provide instructions and/or confirm disbursements on the telephone, as needed.]

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS
_____________________________	_____________________________	_____________________________ (cell)_________________________ (email)_______________________
_____________________________	_____________________________	_____________________________ (cell)_________________________ (email)_______________________
_____________________________	_____________________________	_____________________________ (cell)_________________________ (email)_______________________

2.	Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.

This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4.

That pursuant to the Company’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of the Company, and that the undersigned has so executed this Designation this _____ day of ______, 20__.

Signature: _____________________________
Name: _____________________________
Title: _____________________________

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-B

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email,  must include the signature (or electronic signature subject to the conditions set forth in the Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such party.